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                                                                   EXHIBIT 10.49




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                                                         Government Administration Building
                                                         Grand Cayman, Cayman Islands
                                                         BWI
                                     [LOGO]
                                                         Tel: 345-949-7900 ext. 2424
                                                         Fax: 345-949-3896
                                Cayman Islands           Email: Jennifer.Ritchie@gov.ky
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                                   MINISTRY OF
                               COMMUNITY SERVICES,
                                  YOUTH, SPORTS
                               AND GENDER AFFAIRS



10th April 2003

Mr. Jeffrey M. Parker
Chairman & C.E.O.
Consolidated Water Co. Ltd.
P.O. Box ll14GT
Grand Cayman

Dear Mr. Parker

                         RE: CONSOLIDATED WATER CO. LTD.
                    (FORMERLY CAYMAN WATER COMPANY LIMITED)


I have been directed to inform you that at a recent meeting Council advised that approval should be given for:

         a) the exemption of Consolidated Water Co. Ltd. from the Local Companies Control Law;

         b) the exemption of Consolidated Water Co. Ltd. from the Land Holdings Companies Share Transfer Tax Law;

         c) the Consent to the Assignment of a Licence to produce potable water from seawater and distribute by means of pipes from Consolidated Water Co. Ltd. (the current licensee) to Cayman Water Company Limited (a wholly-owned subsidiary of Consolidated Water Co. Ltd., and a currently dormant company).

By way of copy of this letter, I am requesting the Director of the Water Authority to prepare the documentation to have the above completed.

Yours faithfully

/s/ Carson K. Ebanks

Carson K. Ebanks, JP
Permanent Secretary


Cc:  Chairman of the Water Authority Board
     Director of the Water Authority